FIRST AMENDMENT
TO
CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment ) dated as of September 30, 1994 is among VALERO ENERGY CORPORATION, a Delaware corporation ("Borrower"), the banks and co-agents listed on the signature pages hereto, BANKERS TRUST COMPANY and BANK OF MONTREAL, as Managing Agents, and BANKERS TRUST COMPANY, as Administrative Agent.

PRELIMINARY STATEMENTS

          (1) Pursuant to the Credit Agreement dated as of March 31, 1994 (the "Existing Credit Agreement") among the Borrower, the banks and co-agents referred to therein, the Managing Agents and the Administrative Agent, the Banks have agreed to make loans to, and the Administrative Agent has agreed to issue letters of credit for the account of, the Borrower.

          (2) At the request of the Borrower, the parties hereto have agreed to amend the Existing Credit Agreement in the manner and upon the terms and conditions set forth herein.

              Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

              Section 1.01. Defined Terms. All capitalized terms defined in the Existing Credit Agreement, and not otherwise defined herein shall have the same meanings herein as in the Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference (a) in the Existing Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, (b) in the Notes and the other Credit Documents to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and (c) in the Credit Documents to any term defined by reference to the Existing Credit Agreement shall mean and be a reference to such term as defined in the Existing Credit Agreement, as amended hereby.

              Section 1.02.  References, Etc.  The words
"hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

              Section 2.01.  Amendment to Section 1.01.  (a)
Section 1.01(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(a)    Subject to and upon the terms and conditions
herein set forth, each Bank severally agrees, at any time and from time to time on and after the Effective Date and prior to the Termination Date, to make loans ("Loans") to the Borrower in an aggregate amount requested by the Borrower not to exceed such Bank's Commitment."

          (b) Section 1.01(c) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(c)    Notwithstanding any provision hereof to the
contrary, no Loan shall be made hereunder if, after giving effect thereto, the sum of (A) the aggregate outstanding principal amount of the Loans made by all Banks plus (B) the Letter of Credit Outstandings would exceed the sum of (1) the Total Commitment, minus (2) any outstanding Short Term Credit."

              Section 2.02.  Amendment to Section 1.02.  Section
1.02(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(a)    Subject to and upon the terms and conditions
herein set forth, the Borrower in its sole and absolute discretion may request the Administrative Agent to issue, and the Administrative Agent agrees to issue, at any time and from time to time on or after the Effective Date and prior to the Termination Date, one or more irrevocable letters of credit ("Letters of Credit") for the account of the Borrower, and for the benefit of any obligee of payment obligations of the Borrower or any of its Subsidiaries, in an aggregate amount not to exceed the Total Commitment."

              Section 2.03.  Amendment to Section 1.06(a).
Section 1.06(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(a)    The Borrower's obligation to pay the principal
of, and interest on, all the Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit 1.06 hereto with blanks appropriately completed in conformity herewith (as the same may be amended, restated, extended, replaced and or renewed from time to time, each a "Note" and collectively, the "Notes"), which Note shall (i) be payable to the order of such Bank, (ii) be in the stated principal amount equal to the Commitment of such Bank, (iii) mature, with respect to each Eurodollar Rate Loan evidenced thereby, on the last day of the Interest Period applicable thereto, and with respect to each Prime Rate Loan evidenced thereby, on the Termination Date, (iv) bear interest as provided herein and (v) be entitled to the benefits of this Agreement and the other Credit Documents."

              Section 2.04.  Amendment to Section 2.01.
Subsections (a) and (b) of Section 2.01(a) of the Existing Credit
Agreement are hereby amended and restated to read as follows:

          "(a)    Commitment Fee. The Borrower agrees to pay the
Administrative Agent for the account of each Bank a commitment fee for the period from and including the earlier of the Effective Date or May 20, 1994 to but excluding the date upon which the Total Commitment shall have been terminated, determined by multiplying the daily average Unutilized Commitment of such Bank by the lowest rate per annum determined as follows:


Borrower's Long Term
Senior Unsecured Debt Rating                                          Rate Per Annum


A3 or better by Moody's and A- or better by S&P                       3/16 of 1%

Baa3 or better by Moody's and BBB- or better by S&P                   1/4 of 1%

Lower than Baa3 (or not rated) by Moody's or lower                    3/8 of 1 %
          than BBB- (or not rated) by S&P


Any commitment fee payable pursuant to this Section 2.01(a) (i) shall be calculated to the end of each calendar quarter and to the date upon which the Total Commitment is terminated and (ii) shall be due and payable in arrears on the third Business Day following the end of each calendar quarter during the term hereof and on the date upon which the Total Commitment is terminated.

              (b) Usage Fee. For each day that the sum of (i) the aggregate outstanding principal amount of the Loans, plus
(ii) the Letter of Credit Outstandings exceeds sixty five percent (65%) of the Total Commitment, the Borrower agrees to pay the Administrative Agent for the account of each Bank, a fee equal to such Bank's Commitment multiplied by a rate equal to 1/16 of 1% per annum. Any fee payable pursuant to this Section 2.01(b) shall be (A) calculated, to the extent applicable, to the end of each calendar quarter and to the date upon which the Total Commitment is terminated and (B) due and payable in arrears on the third Business Day following the end of each calendar quarter during the term hereof and on the date upon which the Total Commitment is terminated."

              Section 2.05.  Amendment to Section 2.02.  (a) The
second sentence of Section 2.02(a) of the Existing Credit
Agreement is hereby amended and restated to read as follows:

"As used herein "Prime Rate Margin" shall mean the lowest rate of interest per annum determined as follows:


Borrower's Long Term                                                 Prime
Senior Unsecured Debt Rating                                         Rate Margin


Baa3 or better by Moody's and BBB- or better by S&P                  0%

Baa3 or better by Moody's and BB+ or better by S&P                   0%

Ba1 or better by Moody's and BBB- or better by S&P                   0%

Ba1 by Moody's and BB+ by S&P                                        1/4 of 1%

Lower than Ba1 (or not rated) by Moody's or                          1/2 of 1%
          lower than BB+(or not rated) by S&P"


              (b) The second sentence of Section 2.02(b) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "As used herein "Eurodollar Rate Margin" shall mean the lowest rate of interest per annum determined as follows:


Borrower's Long Term                                          Eurodollar
Senior Unsecured Debt Rating                                  Rate Margin


A3 or better by Moody's and A- or better by S&P               1/2 of 1%

Baa3 or better by Moody's and BBB- or better by S&P           3/4 of 1%

Baa3 or better by Moody's and BB+ or better by S&P            1%

Ba1 or better by Moody's and BBB- or better by S&P            1%

Ba1 by Moody's and BB+ by S&P                                 1 1/4%

Lower than Ba1 (or not rated by Moody's or                    1 1/2%
          lower than BB+(or not rated) by S&P"


              Section 2.06.  Amendment to Section 3.01.  Section
3.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

"Upon at least five Business Days prior telephonic notice confirmed in writing or facsimile to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Commitment in part or in whole; provided, that (i) any such reduction shall proportionately reduce the respective Commitments of the Banks and (ii) any such partial reduction shall be in the amount of $5,000,000 or, if greater, an integral multiple of $1,000,000."

              Section 2.07.  Amendment to Section 3.03.  Section
3.03(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(a)    On any day on which the sum of (A) the
aggregate outstanding principal amount of the Loans made by all of the Banks, plus (B) the Letter of Credit Outstandings at such time, exceeds the sum of (1) the Total Commitment, minus (2) any outstanding Short Term Credit, the Borrower shall prepay the Loans in an amount equal to such excess, together with any amounts payable under Section 4.05; if after giving effect to the repayment of all outstanding Loans, the Letter of Credit Outstandings exceed the Total Commitment minus any outstanding Short Term Credit, the Borrower shall pay an amount of cash equal to such excess Letter of Credit Outstandings to the Administrative Agent at the Payment Office, such cash to be held as security for all obligations of the Borrower."

              Section 2.08.  Amendment to Section 7.01.
Subsections (a), (b), and (c) of Section 7.01 of the Existing
Credit Agreement are hereby amended and restated to read as follows:

          "(a)    Annual Financial Statements.  Within 105 days
after the end of each fiscal year of the Borrower:

          (i) a consolidated balance sheet of each of the Borrower and its Subsidiaries and VMP and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, common stock and stockholders' equity or partners' equity, as the case may be, and cash flows of each of the Borrower and its Subsidiaries and VMP and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Arthur Andersen & Co. or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such consolidated financial statements present fairly in all material respects the consolidated financial position as of the end of such fiscal year, and the consolidated results of operations and cash flows for such fiscal year, of the Borrower and its Subsidiaries and VMP and its Subsidiaries, as applicable, in accordance with generally accepted accounting principles consistently applied (except for changes in such accounting principles which are set forth in the notes thereto, permitted by generally accepted accounting principles and concurred in by such independent certified public accountants), and

          (ii) a consolidating balance sheet of each of the Borrower and its Subsidiaries and VMP and its Subsidiaries as of the end of such fiscal year and the related consolidating statements of income and cash flows of the Borrower, VMP and any of their respective Subsidiaries whose total assets are in excess of $10,000,000 as of the end of such fiscal year, in each case for such fiscal year, all in reasonable detail and accompanied by a certificate of a Financial Officer of the Borrower to the effect that such consolidating financial statements are complete and correct and that they present fairly in all material respects the consolidating financial position as of the end of such fiscal year, and the consolidating results of operations and cash flows for such fiscal year, of the Borrower, VMP and such Subsidiaries in accordance with generally accepted accounting principles applied consistently with the audited financial statements referred to in Section 7.01(a)(i).

          (b) Quarterly Financial Statements. Within 60 days after the end of each fiscal quarter (other than the fourth quarter) of the Borrower:

          (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the portion of the fiscal year ended at the end of such fiscal quarter, setting forth in the case of the consolidated statements of income and cash flows, in comparative form the figures for the corresponding portion of the previous fiscal year, all in reasonable detail and accompanied by a certificate of a Financial Officer of the Borrower to the effect that they are complete and correct and that they fairly present the consolidated financial position as of the end of such fiscal quarter, and the consolidated results of operations and cash flows for such portion of such fiscal year, of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles consistently applied (subject to normal, year-end audit adjustments); and

          (ii) a consolidating balance sheet of each of the Borrower and its Subsidiaries and VMP and its Subsidiaries as of the end of such fiscal quarter and the related consolidating statements of income and cash flows of the Borrower, VMP and any of their respective Subsidiaries whose total assets are in excess of $10,000,000 as of the end of such fiscal quarter, in each case for the portion of the fiscal year ended at the end of such fiscal quarter, all in reasonable detail and accompanied by a certificate of a Financial Officer of the Borrower to the effect that such consolidating financial statements are complete and correct and that they present fairly in all material respects the consolidating financial position as of the end of such fiscal quarter, and the consolidating results of operations and cash flows for such portion of such fiscal year, of the Borrower, VMP and such Subsidiaries in accordance with generally accepted accounting principles consistently applied (subject to normal, year-end audit adjustments).

          (c) Monthly Operations Report. Within 90 days after the last day of December of each year, 60 days after the last day of January of each year, 45 days after the last day of March, June and September of each year and 30 days after the last day of each other calendar month of each year, a report, in form and substance satisfactory to the Managing Agents, setting forth such information with respect to the operations of VRMC and its Subsidiaries and of VMP and its Subsidiaries during such month as either Managing Agent may reasonably request."

              Section 2.09.  Amendment to Section 8.01.  (a)
Section 8.01(e) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(e)    (i) purchase money Indebtedness incurred
contemporaneously with the acquisition of an asset (excluding inventory or accounts or notes receivable) or within ninety days after the acquisition of such asset to refinance the purchase price thereof, which in either case is secured by Liens attaching only to the asset so acquired, (ii) Indebtedness existing prior to the acquisition of an asset and assumed as part of the purchase price of such asset, which is secured by Liens existing prior to such acquisition and attaching only to the asset so acquired, (iii) Indebtedness existing prior to an entity becoming a Subsidiary and assumed or incurred as a result of such entity becoming a Subsidiary, which is secured by Liens existing prior to such entity becoming a Subsidiary and attaching only to the assets of such Subsidiary, and (iv) Indebtedness in respect of leases of the type described in clause (ii) of the definition of Indebtedness, which may be secured by Liens that are imputed and not expressly created in connection with any such lease; provided, that such Indebtedness under this clause (e) does not in the aggregate exceed (A) 100% of the Fair Market Value of such asset at the time of the acquisition or leasing thereof, and (B) five percent (5%) of the Consolidated Net Worth of the Borrower on the date any such Indebtedness is incurred;"

              (b) Section 8.01(g) of the Existing Credit
Agreement is hereby amended and restated to read as follows:

          "(g)    unsecured Indebtedness of the Borrower not
otherwise permitted by this Section 8.01, so long as (i) such Indebtedness is not owing to any Subsidiary of the Borrower and is not Guaranteed by, or secured by any Lien against the assets of, the Borrower or any of its Subsidiaries, and (ii) either (A) the terms of such Indebtedness do not require any principal amortization or sinking fund payments on or prior to the Termination Date and otherwise are no more restrictive than the most restrictive terms set forth in any agreement relating to Indebtedness of the Borrower listed on Schedule 8.01, (B) such Indebtedness is Short Term Credit and the aggregate principal amount thereof does not exceed $100,000,000 or (C) such Indebtedness (1) has been funded through a public offering made pursuant to an effective registration statement filed pursuant to the Securities Act of 1933, as amended, (2) does not constitute Short Term Credit, and (3) the aggregate principal amount of such Indebtedness does not exceed $50,000,000 and the terms of such Indebtedness are no more restrictive than the most restrictive terms set forth in any agreement relating to Indebtedness of the Borrower listed on Schedule 8.01; and"

              Section 2.10.  Amendment to Section 8.08.  (a)
Section 8.08(f) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(f)    Transfers of assets between the Borrower and
its Subsidiaries (including the Partnership Group), so long as
(i) the consideration received by such transferee in respect of such Transfer is at least equal to the Fair Market Value of the assets so Transferred, and (ii) the warranty, indemnity and other non-monetary obligations imposed on the parties to such Transfer are no more burdensome than those that would be imposed at such time in a comparable arm's-length transaction with a non-Affiliate;"

              (b) Section 8.08(h) of the Existing Credit
Agreement is hereby amended and restated to read as follows:

          "(h) the Transfer by the Borrower or a Subsidiary of the Borrower to (i) the Borrower, (ii) a Person that is not an Affiliate of the Borrower or (iii) a wholly owned Subsidiary of the Borrower, of an asset having a Fair Market Value not exceeding $100,000 as of the date of such Transfer; provided that the aggregate Fair Market Value of assets Transferred pursuant to this Section 8.08(h) may not exceed $5,000,000;"

              Section 2.11.  Amendment to Section 8.11.  Section
8.11(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "(a)    Consolidated Working Capital.  The Borrower
will not permit the sum of: (i) the Consolidated Current Assets of the Borrower plus the Total Unutilized Commitment, minus (ii) the Consolidated Current Liabilities of the Borrower (excluding any portion attributable to this Agreement), to at any time be less than $100,000,000."

              Section 2.12.  Amendment to Section 11.10.  Section
11.10 of the Existing Credit Agreement is hereby amended and restated to read as follows:

          "SECTION 11.10   Amendment and Waiver.  No amendment or
waiver of any provision of this Agreement, any Note or any other Credit Document, or consent to any departure by the Borrower herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks and the Borrower, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that, no such waiver or consent and no such amendment shall (i) extend the time of payment of or reduce any principal amount due under any Note (or of any Unpaid Drawing), or reduce the rate or amount or extend the time of payment of interest thereof, or reduce the rate or amount or extend the time of payment of any Fees, or reduce the principal amount of any Note (or of any Unpaid Drawing), or change the amount of or extend any Bank's Commitment or extend the maturity of any Unpaid Drawings or the expiry date of any Letter of Credit beyond the Termination Date, or amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Banks or dispense with the requirement for the approval or the assent of the Required Banks whenever the same is required, without the written consent of all the Banks or (ii) amend, modify or waive any provision of
Article X without the written consent of the then acting Agents."

              Section 2.13.  Amendment to Annex A.  (a) The
respective definitions of Letter of Credit Sublimit, Loan
Commitment, and Total Loan Commitment set forth in Annex A to the Existing Credit Agreement are hereby deleted.

              (b) The respective definitions of Termination Date and Total Commitment set forth in Annex A to the Existing Credit
Agreement are hereby amended and restated to read as follows:

          "  Termination Date  shall mean September 30, 1997."

          " Total Commitment shall mean, as of any date, the sum of the Commitments of all the Banks, which equals
$250,000,000 as of the date hereof."

              Section 2.14.  Amendment of Exhibit 11.04.  Exhibit
11.04 of the Existing Credit Agreement is hereby amended and restated to read as set forth in Exhibit 11.04 to this Amendment.

              Section 2.15. No Effect On Existing Interest Rates or Fees. Any interest rate (including the Eurodollar Rate Margin) determined pursuant to the provisions of the Existing Credit Agreement for a Eurodollar Rate Loan outstanding on the date of this Amendment shall not be changed by virtue of this Amendment. Commitment fees accruing on or prior to the date of this Amendment shall be calculated without giving effect to this Amendment.

ARTICLE III
CONDITIONS  TO  EFFECTIVENESS

              Section 3.01. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of the following, each in form and substance reasonably satisfactory to the Managing Agents and in such number of counterparts as may be reasonably requested by the Managing
Agents:

              (a) This Amendment duly executed by each party hereto.

              (b) A Note duly executed by the Borrower and payable to the order of each Bank in an amount equal to the Commitment of such Bank.

              (c) A certificate dated as of the date of the effective date of this Amendment of the secretary or an assistant secretary of the Borrower certifying (i) true and correct copies of resolutions adopted by the Board of Directors of the Borrower
(A) authorizing the execution, delivery and performance by the Borrower of this Amendment, and (B) authorizing officers of the Borrower to execute and deliver this Amendment, and (ii) the incumbency and specimen signatures of the officers of the Borrower executing this Amendment or any other document on behalf of the Borrower.

              (d) A certificate dated as of the effective date of this Amendment of a Financial Officer of the Borrower certifying that, after giving effect to this Amendment, the representations and warranties contained in Article IV are true and correct on and as of such date, as though made on and as of such date.

              (e) A favorable, signed opinion addressed to the Managing Agents and the Banks from the General Counsel of the Borrower, addressing such matters as the Managing Agents may reasonably require.

              (f) A favorable, signed opinion addressed to the Managing Agents and the Banks from Andrews & Kurth L.L.P., special counsel to the Administrative Agent and the Managing
Agents, addressing the enforceability of this Amendment under the laws of the State of New York.

              (g) Certificates of appropriate public officials as to the existence and good standing of the Borrower in the States of Delaware and Texas.

ARTICLE IV
REPRESENTATIONS AND  WARRANTIES

              In order to induce the other parties to enter into this Amendment, the Borrower hereby represents and warrants to such other parties as follows:

              Section 4.01. Existing Credit Agreement. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby and with this Amendment constituting one of the Credit Documents, the representations and warranties set forth in the Existing Credit Agreement are true and correct on the date hereof as though made on and as of such date.

              Section 4.02. No Default. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.

ARTICLE V

MISCELLANEOUS

                Section 5.01. Affirmation of Credit Documents. The Borrower hereby acknowledges and agrees that all of its obligations under the Existing Credit Agreement, as amended hereby, and the other Credit Documents shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified and confirmed by the Borrower.

              Section 5.02.  Successors and Assigns.   This
Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

              Section 5.03. Captions. Section and Article headings in this Amendment have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

              Section 5.04. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

              SECTION 5.05. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

              SECTION 5.06. FINAL AGREEMENT OF THE PARTIES. THE EXISTING CREDIT AGREEMENT (INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, THE NOTES AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first stated herein by their respective officers thereunto duly authorized.

                          VALERO ENERGY CORPORATION

                          By:    /s/ John D. Gibbons
                          Name:  John D. Gibbons
                          Title: Treasurer

                          BANKERS TRUST COMPANY,
                            Individually, as Administrative
                             Agent and as Managing Agent

                          By:    /s/ Mary Jo Jolly
                          Name:  Mary Jo Jolly
                          Title: Assistant Vice President

                          BANK OF MONTREAL,
                            Individually and as Managing Agent

                          By:    /s/ Julia B. Buthman
                          Name:  Julia B. Buthman
                          Title: Director

                          BANK ONE, TEXAS, N.A.,
                            Individually and as Co-Agent

                          By:    /s/ Robert S. Glenn
                          Name:  Robert S. Glenn
                          Title: Vice President

                          BANQUE NATIONALE de PARIS,
                            HOUSTON AGENCY, Individually and as
                            Co-Agent

                          By:    /s/ Michael W. McKee
                          Name:  Michael W. McKee
                          Title: Vice President

                          CIBC INC., Individually and as
                            Co-Agent

                          By:   /s/ M. A. G. Corkum
                          Name:  M. A. G. Corkum
                          Title: Vice President

                          THE FIRST NATIONAL BANK OF
                            BOSTON, Individually and as Co-Agent


                          By:    /s/ Cynthia A. Stableford
                          Name:  Cynthia A. Stableford
                          Title: Vice President

                          THE FUJI BANK, LIMITED
                            HOUSTON AGENCY, Individually and as
                            Co-Agent

                          By:    /s/ Soichi Yoshida
                          Name:  Soichi Yoshida
                          Title: Vice President & Senior Manager

                          TORONTO DOMINION (TEXAS),
                            INC., Individually and as Co-Agent

                          By:    /s/ Frederic B. Hawley
                          Name:  Frederic B. Hawley
                          Title: Vice President

                          THE BANK OF TOKYO, LTD.

                          By:    /s/ Michael G. Meiss
                          Name:  Michael G. Meiss
                          Title: Vice President & Manager
                                 Corporate Finance

                          BERLINER HANDELS-UND
                            FRANKFURTER BANK

                          By:    /s/ David. C. Freenkel
                          Name:  David C. Freenkel
                          Title: Vice President

                          By:    /s/ Paul Travers
                          Name:  Paul Travers
                          Title: Vice President

                          CHRISTIANIA BANK

                          By:    /s/ Debra Dickehuth
                          Name:  Debra Dickehuth
                          Title: Vice President

                          By:    /s/ Peter M.
                          Name:  Peter M.
                          Title: Vice President

                          CREDIT LYONNAIS NEW YORK
                            BRANCH

                          By:    /s/ Xavier Ratouis
                          Name:  Xavier Ratouis
                          Title: Senior Vice President

                          CREDIT LYONNAIS CAYMAN
                            ISLAND BRANCH

                          By:    /s/ Xavier Ratouis
                          Name:  Xavier Ratouis
                          Title: Senior Vice President

                          THE DAIWA BANK, LTD.

                          By:    /s/ James T. Wang
                          Name:  James T. Wang
                          Title: Vice President & Manager

                          By:    /s/ Kirk L. Stites
                          Name:  Kirk L. Stites
                          Title: Vice President

                          THE FROST NATIONAL BANK

                          By:    /s/ Phil Dudley
                          Name:  Phil Dudley
                          Title: Vice President

                          SOCIETE GENERALE, SOUTHWEST
                               AGENCY

                          By:    /s/ Mark A. Cox
                          Name:  Mark A. Cox
                          Title: Vice President

EXHIBIT 11.04

ASSIGNMENT AND ACCEPTANCE

     Dated:  ______, 19_

          Reference is made to the Credit Agreement dated as of March 31, 1994 (as amended or modified from time to time, the "Credit Agreement") among Valero Energy Corporation, a Delaware corporation (the "Borrower"), the banks named therein, the Co-Agents named therein, Bankers Trust Company and Bank of Montreal, as Managing Agents for such banks, and Bankers Trust Company, as Administrative Agent for such banks. Terms defined in the Credit Agreement are used herein with the same meaning.

          ____________, acting as one of the Banks (the
"Assignor"), and ____________ (the "Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to a portion of the Assignor's rights and obligations as of the date hereof under the Credit Agreement and the other Credit Documents sufficient to give the Assignee the fractional interest specified in Section 1 of
Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement and the other Credit Documents. After giving effect to such sale and assignment, the respective Commitments of, amounts of the Loans owing to, and participations in the Letter of Credit Outstandings held by the Assignor and the Assignee will be as set forth in Section 2 of Schedule 1 hereto.

          2. The Assignor (i) represents and warrants that (x) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (y) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment;
(z) this Assignment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility either initially or on a continuing basis with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) will deliver the Note issued to it pursuant to the Credit Agreement to the Administrative Agent concurrently with the presentation hereof to the Administrative Agent for acceptance and requests that, upon receipt of such Note, the Administrative Agent exchange such Note for [a] new Note[s] payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto [and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively], as specified in Section 3 of Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.05 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Managing Agents, any Co Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms (y) that it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and (z) that this Assignment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (iv) appoints and authorizes the Administrative Agent and Managing Agents to take such action as administrative agent and managing agent, respectively, on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent and the Managing Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Bank; and (vi) specifies as its Lending Office (and address for notices) the office set forth in Section 4 of Schedule 1 hereto; and (vii) represents that it is either (y) a corporation organized under the laws of the United States or a state thereof or (z) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to the Credit Agreement and the other Credit Documents (A) under an applicable provision of a tax convention to which the United States is a party or (B) because it is acting through a branch, agency or office in the United States and any payment to be received by it under the Credit Agreement is effectively connected with a trade or business in the United States.

          4. Following the execution of this Assignment by the Assignor and the Assignee, it will be delivered to the Administrative Agent for the consent of the Borrower and approval by the Managing Agents, and the effective date of this Assignment (the "Effective Date") shall be at least two Business Days after the date on which both such consent of the Borrower has been obtained and such approval by the Managing Agents has occurred. If the statement set forth in clause (vii)(z) of Section 3 hereof is true with respect to the Assignee, the Assignee will execute and deliver to the Administrative Agent the forms, certificates and other documents required by Section 4.06(e) of the Credit Agreement.

          5. Upon such consent by the Borrower and approval by the Managing Agents, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such consent by the Borrower and approval by the Managing Agents, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Credit Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. Notwithstanding anything to the contrary contained in this Assignment, if and when (a) Assignor receives or collects any payment of interest on any Loan or Letter of Credit Outstandings attributable to Assignee's share or any payment of Fees attributable to Assignee's share which, in any such case, is required to be paid to Assignee, Assignor shall remit such payment to the Administrative Agent for further distribution to Assignee, or (b) Assignee receives or collects any payment of interest on any Loan or Letter of Credit Outstandings or any payment of Fees which in any such case is required to be paid to Assignor, Assignee shall remit such payment to the Administrative Agent for further distribution to Assignor. To the extent payments of funds payable to Assignee by Assignor, or to Assignor by Assignee, as the case may be, pursuant to this Section 6 are not made within two Business Days of receipt, each of the Assignee or Assignor, as the case may be, shall be entitled to recover such amount together with interest thereon at the Effective Federal Funds Rate per annum accruing from the date of receipt of such funds by the other party. For the purposes hereof, "Effective Federal Funds Rate" shall mean, for any day, the weighted average of the rate on overnight Federal funds transactions, with members of the Federal Reserve System, only, arranged by Federal funds brokers, as published as of such day by the Federal Reserve Bank of New York.

          7. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and assigns.

          8. No term or provision of this Assignment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties to this Assignment. Assignor and Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Assignment.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.


Attachments:                          ASSIGNOR:
Schedule 1


                                      By:
                                      Name:
                                      Title:

                                      ASSIGNEE:


                                      By:
                                      Name:
                                      Title:

Consented to this __ day              VALERO ENERGY CORPORATION
of                     , 19_.


                                      By:
                                      Name:
                                      Title:


Approved this __ day                  BANKERS TRUST COMPANY, as
of                     , 19_.         Managing  Agent


                                      By:
                                      Name:
                                      Title:


Approved this __ day                  BANK OF MONTREAL, as
of                     , 19_.         Managing Agent



                                      By:
                                      Name:
                                      Title:

                            Schedule 1
                                to
                     Assignment and Acceptance
                          Dated ____, 19_

Section 1.

    Fractional interest acquired by Assignee     _______________
      relative to all Banks

Section 2.

1.  Assignee's acquired interest.

    Assignee's Commitment:                       $

    Aggregate outstanding principal
      amount of Loans owing to the Assignee:     $

    Amount of participations in Letter of
      Credit Outstandings held by the Assignee:  $

    Assignee's Percentage Participation:                      %

2.  Assignor's retained interest.

    Assignor's Commitment:                       $

    Aggregate outstanding principal
      amount of Loans owing to the Assignor:     $

    Amount of participations in Letter of
      Credit Outstandings held by the Assignor:  $

    Assignor s Percentage Participation:                      %

Section 3.

1.  A Note payable to the order of the Assignee in the principal
    amount of $        .

2.  A Note payable to the order of the Assignor in the principal
    amount of $        .

Section 4.

Lending Office: